March 4, 1999


Dear Stockholder of Hologic, Inc.:


At the Annual Meeting of Stockholders on February 23,1999, the vote to approve the 1999 Equity Incentive Plan (the "Plan") was adjourned to Tuesday, March 9, 1999.

In an effort to address the various concerns raised by stockholders regarding the Plan, the board of directors has voted to amend the Plan. A copy of the Amended and Restated 1999 Equity Incentive Plan (the "Amended Plan") is attached. The Amended Plan will replace, and will become effective immediately following approval of, the proposed 1999 Equity Incentive Plan.

The Amended Plan eliminates all awards other than stock options and eliminates all awards of options at a price less than fair market value at the time of the award. As a result, we have deleted Performance Shares, Restricted Stock, Stock Appreciation Rights and Stock Awards from the Amended Plan. We have also eliminated the discretion of the board of directors to issue options to outside directors other than as expressly provided under the automatic grant program set forth in Section 7 of the Amended Plan. Finally, the Plan has been revised to eliminate the eligibility of consultants and advisors to receive any options under the Plan.

Attached to this letter is a copy of the Secretary's
Certificate and Resolution by the Board of Directors of Hologic effecting these modifications.

We appreciate your input and continuing support of the Company.


                              Very truly yours,


                              HOLOGIC, INC.


                              By: /s/ Glenn P. Muir
                              ------------------------
                              Glenn P. Muir, Vice President, Finance

                         HOLOGIC, INC.

                     AMENDED AND RESTATED
                  1999 EQUITY INCENTIVE PLAN

Section 1.  Purpose

     The purpose of the Hologic, Inc. Amended and Restated 1999 Equity Incentive Plan (the "Plan") is to attract and retain employees and directors, to provide an incentive for them to assist Hologic, Inc. (the "Corporation") to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Corporation.

Section 2.  Definitions

(a) "Affiliate" means any business entity in which the Corporation owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

(b) "Annual Meeting" means the annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders at which one or more directors are elected.

(c)  "Award" means any Option awarded under the Plan.

(d)   "Board" means the Board of Directors of the Corporation.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Compensation Committee of the Board, or such other committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that the members of such Committee must be Non-Employee Directors as defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended.

(g) "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Corporation.

(h)  "Corporation" means Hologic, Inc.

(i) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(j) "Eligible Director" means each director of the Corporation who is not then an employee of the Corporation or affiliated with any holder of more than 5% of the outstanding voting stock of the Corporation.

(k) "Fair Market Value" means, with respect to Common Stock, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or on a national securities exchange on which the Common Stock may be traded on the date of the granting of the Award, or if such date is not a business day, the first business day preceding such grant. If the Common Stock is not publicly traded, the fair market value shall mean the fair market value of the Common Stock as determined by the Board of Directors.

(l) "Incentive Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section
  6, which is intended to meet the requirements of Section 422 of the Code or any successor provision.

(m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section
  6 or Section 7, which is not intended to be an Incentive Stock
  Option.

(n)  "Option" means an Incentive Stock Option or a Nonqualified
  Stock Option.

(o) "Participant" means a person selected by the Board to receive an Award under the Plan.

Section 3.  Administration

      The Plan shall be administered by the Board, or if the Board so determines, by the Committee. The Committee shall serve at the pleasure of the Board, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. The Board, including the Committee, shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. To the extent permitted by applicable law, the Board may delegate to the Committee the power to make Awards to Participants and all determinations under the Plan with respect thereto. Administration of the automatic option grant provisions of the Plan shall be self-executing in accordance with the provisions of Section 7 hereof, and neither the Board nor the Committee shall exercise any discretionary functions with respect to the Option grants made pursuant to those provisions of the Plan, except in the event that the Board approves the grant of Awards in addition to, or in substitution for, those provided for in Section 7.

Section 4.  Eligibility

      All employees and, in the case of Awards other than Incentive Stock Options, directors of the Corporation or any Affiliate capable of contributing significantly to the successful performance of the Corporation, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5.  Stock Available for Awards

(a) Subject to adjustment under subsection (b), the maximum aggregate number of shares of Common Stock available for issuance under the Plan is 300,000 shares, plus an annual increase to be made on the first day of each fiscal year equal to the lesser of (a) 2 1/2% of the Issued Shares (as defined below) on the last day of the immediately preceding fiscal year, (b) 500,000 shares, or (c) an amount determined by the
  Board.   "Issued Shares" shall mean the number of  shares  of
  Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year, plus any shares reacquired by the Company during the fiscal year that ends on such date. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired corporation shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, (iii) the number and kind of shares for which automatic option grants are to be made pursuant to Section 7 hereof, and (iv) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

Section 6.  Stock Options

(a) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonqualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

(b) The Board shall establish the option price at the time each Option is awarded, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

(c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionholder, provided, however, that the optionholder must have owned at least such number of shares for at least six months, valued at their Fair Market Value on the date of delivery, by the reduction of the shares of Common Stock that the optionholder would be entitled to receive upon exercise of the Option provided, however, that the optionholder must have owned at least the number of shares by which the Common Stock is being reduced for at least six months, such shares to be valued at their Fair Market Value on the date of exercise, less their option price (a so-called "cashless exercise"), or such other lawful consideration as the Board may determine. In addition, to the extent permitted by the Board, an optionholder may engage in a successive exchange (or series of exchanges) in which the shares of Common Stock that such optionholder is entitled to receive upon the exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options, provided, however, that the optionholder must have owned at least the number of shares to be used as payment for at least six months.

(e) The Board may provide for the automatic award of an Option upon the delivery of shares to the Corporation in payment of an Option for up to the number of shares so delivered.

(f) In the case of Incentive Stock Options the following additional conditions shall apply to the extent required under
  Section 422 of the Code for the options to qualify as Incentive
  Stock Options:

   (i) Such options shall be granted only to employees of the Corporation, and shall not be granted to any person who owns stock that possesses more than ten percent of the total combined voting power of all classes of stock of the Corporation or of its parent or subsidiary corporation (as those terms are defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), unless, at the time of such grant, the exercise price of such option is at least 110% of the fair market value of the stock that is subject to such option and the option shall not be exercisable more than five years after the date of grant;

   (ii) The option price with respect to Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

   (iii) Such options shall, by their terms, be transferable by the optionholder only by the laws of descent and distribution, and shall be exercisable only by such optionholder during his lifetime.

   (iv) Such options shall not be granted more than ten years from the effective date of the Plan and shall not be exercisable more than ten years from the date of grant.

   (v) To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options (determined without regard to this section) are exercisable for the first time by any employee Participant during any calendar year exceeds $100,000 (or such other amount as may be proscribed by the Code), such Incentive Stock Options shall be treated as options which are not Incentive Stock Options.

Section 7.  Options Granted to Non-Employee Directors

(a) Each Eligible Director shall automatically be granted a Nonqualified Option to acquire 25,000 shares of Common Stock effective as of the date he or she is first elected to the Board or, with respect to Eligible Directors serving on the Board as of the Effective Date of the Plan, as of the date of the 1999 Annual Meeting of the Corporation, in each case, the option price for which shall be the Fair Market Value of the Common Stock on such date and the expiration of which shall be the tenth anniversary thereof. Each Nonqualified Option issued pursuant to this Section 7(a) shall become exercisable in 20% installments beginning on January 1 of the first year after the grant date, and on January 1 of each year thereafter, until such option is fully exercisable on January 1 of the fifth year following the grant date.

(b) Each Eligible Director who has served as a Director for six months shall automatically be granted a Nonqualified Option to acquire 3,000 shares of Common Stock as of January 1 of each year, beginning with January 1, 2000, the option price for which shall be the Fair Market Value of the Common Stock on such date and the expiration of which shall be the tenth anniversary thereof. Each Nonqualified Option granted pursuant to this Section 7(b) may be exercised on and after the date that is six months after the date of grant.

(c) In addition, the Board may provide for such other terms and conditions of the Options granted pursuant to this Section 7 as it may determine in its sole discretion and as shall be set forth in the applicable Option agreements, including, without limitation, acceleration of exercise upon a change of control, termination of the Options, and the effect on such Options of the death, retirement or other termination of service as a director of the option holder. Notwithstanding anything to the contrary in this Plan, nothing herein shall permit the Board to grant Awards to such non-employee directors in addition to those provided for in this Section 7.

Section 8.   General Provisions Applicable to Awards

(a)   Documentation.   Each  Award  under  the  Plan  shall  be
  evidenced by a written document delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b)    Securities  Laws.   The  Participant  shall  make   such
  representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Stock in compliance with the provisions of applicable federal or state
  securities  laws.   The Corporation, in its  discretion,  may
  postpone the issuance and delivery of any Stock until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange
  listing  as  the  Corporation may consider appropriate.   The
  Corporation may require that prior to the issuance or transfer of Stock, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

(c) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the
  Board  need  not  treat  Participants uniformly.   Except  as
  otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board
  at  the  time  of  award or at any time thereafter.   Without
  limiting the foregoing, an Award may be made by the Board, in its discretion, to any 401(k), savings, pension, profit sharing or other similar plan of the Corporation in lieu of or in addition to any cash or other property contributed or to be contributed to such plan.

(d) Settlement. The Board shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Corporation, Awards, other property or such other methods as the Board may deem appropriate. The Board may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock. If shares of Common Stock are to be used in payment pursuant to an Award and such shares were acquired upon the exercise of a stock option (whether or not granted under this Plan), such shares must have been held by the Participant for at least six months.

(e) Dividends and Cash Awards. In the discretion of the Board, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

(f) Termination of Employment. The Board shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder. The Board shall have complete discretion, exercisable either at the time the Award is made or at any time while the Award remains outstanding, to accelerate the vesting of any Award or any part of any Award remaining unvested upon the termination of employment of a Participant or to extend the period of time for which an Option is to remain exercisable following the termination of employment of a Participant, provided, however, that in no event shall such Option be exercisable after the specified expiration date of such Option.

(g) Change in Control. In order to preserve a Participant's rights under an Award in the event of a Change in Control of the Corporation, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Corporation, provided that, in the case of an action taken with respect to an outstanding Award, the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the
  Participant.   Unless otherwise provided in  any  Award,  for
  purposes hereof a "Change in Control" of the Corporation shall mean: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock"); provided, however, that any acquisition by the Corporation or its subsidiaries, or any employee benefit plan (or related trust) of the Corporation or its subsidiaries of 20% or more of Outstanding Corporation Common Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of
  the   then  outstanding  shares  of  common  stock  of   such
  corporation,   is  then  beneficially  owned,   directly   or
  indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock, shall not constitute a Change in Control; or (ii) any transaction which results in the Continuing Directors (as defined in the Certificate of Incorporation of the Corporation) constituting less than a majority of the Board; or (iii) consummation by the Corporation of (i) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, excluding a sale or other disposition of assets to a subsidiary of the Corporation.

(h) Withholding. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to an Award or any dividends or other distributions payable with respect thereto. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, provided, however, that the optionholder must have owned at
  least  such  number of shares for at least six  months.   The
  Corporation and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(i)   Amendment  of  Award.  The Board  may  amend,  modify  or
  terminate   any  outstanding  Award,  including  substituting
  therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(j) Awards Not Transferable. Except as otherwise provided by the Board, Awards under the Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution.

Section 9.  Miscellaneous

(a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c)    Effective  Date.   Subject  to  the  approval   of   the
  shareholders of the Corporation, the Plan shall be effective on March 9, 1999 (the "Effective Date"). Prior to such approval, Awards may be made under the Plan expressly subject to such approval. Awards under the Plan may be made for a period of ten years commencing on the Effective Date. The period during which an Award may be exercise may extend beyond that time as provided herein.

(d)   Amendment  of  Plan.   The Board may  amend,  suspend  or
  terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable requirement of the laws of the jurisdiction of incorporation of the Corporation, any applicable tax requirement, any applicable rules or regulation of the Securities and Exchange Commission, including Rule 16(b)-3 (or any successor rule thereunder), or the rules and regulations of The Nasdaq Stock Market or any other exchange or stock market over which the Corporation's securities are listed.

(e)   Governing  Law.   The provisions of  the  Plan  shall  be
  governed by and interpreted in accordance with the laws of the jurisdiction of incorporation of the Corporation.

Indemnity. Neither the Board nor the Committee, nor any members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Corporation hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

                         HOLOGIC, INC.

                    SECRETARY'S CERTIFICATE


     I, Philip J. Flink, do hereby certify, on behalf of Hologic, Inc., a Delaware corporation (the "Company"), as follows:

1. I am the duly qualified and acting Secretary of the Company.

2. Attached hereto, marked as Exhibit A, is a correct and complete copy of the resolution, with attached Hologic, Inc. Amended and Restated 1999 Equity Incentive Plan, adopted by written consent of the Board of Directors of the Company on March 3, 1999. The resolution as specified is presently in full force and effect and has not been revoked or rescinded as of the date hereof.


     On behalf of the Company I declare that the foregoing is true and correct and that this Certificate was executed on March 3, 1999.

                              HOLOGIC, INC.

                              By:  /s/  Philip J. Flink
                                 -------------------------
                                Philip J. Flink, Assistant Secretary

                         HOLOGIC, INC.

                  WRITTEN CONSENT IN LIEU OF
           SPECIAL MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the Directors of Hologic, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, do hereby unanimously consent to the adoption of the following vote with the same force and effect as if duly adopted at a special meeting of the Board of Directors called for the purpose:

VOTED: To amend and restate the Hologic, Inc. 1999 Equity Incentive Plan (the "Plan") immediately following the approval of the Plan by the stockholders of the Corporation and to adopt the Hologic, Inc. Amended and Restated 1999 Equity Incentive Plan in the form attached hereto.

Dated:  March 3, 1999

                              /s/  S. David Ellenbogen
                                 -----------------------
                                   S. David Ellenbogen

                              /s/  Jay A. Stein
                                 -----------------------
                                   Jay A. Stein

                              /s/  Steve L. Nakashige
                                ------------------------
                                   Steve L. Nakashige

                              /s/  Irwin Jacobs
                               --------------------------
                                   Irwin Jacobs

                              /s/  Elaine Ullian
                               ---------------------------
                                   Elaine Ullian

                              /s/  Gerald Segel
                               ----------------------------
                                   Gerald Segel

                              /s/  William Peck
                               ----------------------------
                                   Dr. William Peck